UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2021 (September 15, 2021)

SOAR TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40811	98-1580216
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Park Avenue S PMB 74335 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(212) 503-2855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	FLYA.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	FLYA	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FLYA.WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 20, 2021, Soar Technology Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one share of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Share”), and one-third of one redeemable warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on February 18, 2021 (File No. 333-253273) and subsequently amended on March 22, 2021, May 17, 2021, June 7, 2021, September 2, 2021 and September 13, 2021 (the “Registration Statement”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an underwriting agreement, dated September 15, 2021, by and among the Company and J.P. Morgan Securities LLC, RBC Capital Markets, LLC and BTIG LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

a warrant agreement, dated September 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

an investment management trust agreement, dated as of September 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

a registration and shareholder rights agreement, dated as of September 15, 2021, by and among the Company, the Company’s sponsor, SOAR Technology Sponsor, LP (the “Sponsor”), and certain other security holders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

a private placement warrants purchase agreement, dated as of September 15, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	an administrative support agreement, dated September 15, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of September 15, 2021, by and between the Company and Joe Poulin, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of September 15, 2021, by and between the Company and Vicky Bathija, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of September 15, 2021, by and between the Company and Mark J. Coleman, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of September 15, 2021, by and between the Company and Peter Kern, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of September 15, 2021, by and between the Company and Chris Arsenault, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of September 15, 2021, by and between the Company and Patrick Pichette, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of September 15, 2021, by and between the Company and Martha Tredgett, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of September 15, 2021 by and between the Company and Greg Greeley, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference; and

•

a letter agreement, dated as of September 15, 2021, by and among the Company, the Sponsor and its executive officers and directors, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 9,666,667 warrants (the “Private Placement Warrants”) to the Sponsor, including the Private Placement Warrants sold as a result of the underwriters’ exercise of their over-allotment option in full, at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of approximately $14,500,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until thirty (30) days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

A total of $236,900,000, which amount includes $8,050,000 of the underwriters’ deferred discount, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest to pay dissolution expenses, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account (1) to the Company, until the completion of the Company’s initial business combination or (2) to the Company’s public shareholders, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with the Class A Ordinary Shares that the Company’s public shareholders properly elected to redeem, subject to the limitations described in the Registration Statement, (b) the redemption of the public Class A Ordinary Shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Class A Ordinary Shares the right to have their the Class A Ordinary Shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the public Class A Ordinary Shares if the Company does not complete its initial business combination within fifteen (15) months (or up to twenty-one (21) months, if applicable) from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of the Class A Ordinary Shares, and (c) the redemption of the public Class A Ordinary Shares if the Company has not consummated its business combination within fifteen (15) months (or up to twenty-one (21) months, if applicable) from the closing of the IPO, subject to applicable law.

A copy of the Company’s Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 to this Current Report on Form 8-K.

On September 15, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 20, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 15, 2021, by and among the Company and J.P. Morgan Securities LLC, RBC Capital Markets, LLC and BTIG LLC.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated as of September 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated as of September 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration and Shareholder Rights Agreement, dated as of September 15, 2021, by and among the Company, the Sponsor and certain other security holders named therein.

10.3	Private Placement Warrants Purchase Agreement, dated as of September 15, 2021, by and between the Company and the Sponsor.

10.4	Administrative Support Agreement, dated September 15, 2021, by and between the Company and the Sponsor.

10.5	Indemnity agreement, dated as of September 15, 2021, by and between the Company and Joe Poulin.

10.6	Indemnity agreement, dated as of September 15, 2021, by and between the Company and Vicky Bathija.

10.7	Indemnity agreement, dated as of September 15, 2021, by and between the Company and Mark J. Coleman.

10.8	Indemnity agreement, dated as of September 15, 2021, by and between the Company and Peter Kern.

10.9	Indemnity agreement, dated as of September 15, 2021, by and between the Company and Chris Arsenault.

10.10	Indemnity agreement, dated as of September 15, 2021, by and between the Company and Patrick Pichette.

10.11	Indemnity agreement, dated as of September 15, 2021, by and between the Company and Martha Tredgett.

10.12	Indemnity agreement, dated as of September 15, 2021, by and between the Company and Greg Greeley.

10.13	Letter Agreement, dated as of September 15, 2021, by and between the Company, the Sponsor and its executive officers and directors.

99.1	Press Release, dated September 15, 2021.

99.2	Press Release, dated September 20, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOAR Technology Acquisition Corp.

Date: September 21, 2021	By:	/s/ Vicky Bathija
		Name:	Vicky Bathija
		Title:	Executive Vice President & Chief Financial Officer